CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
CONSOLIDATED BALANCE SHEETS
Accounts receivable, allowance for doubtful accounts (in dollars)	$ 16,307	$ 11,054
Accounts receivable, net of allowances for doubtful accounts, due from related parties (in dollars)	38,663	7,684
Ordinary shares, par value (in dollars per share)	$ 0.133	$ 0.133
Ordinary shares, shares authorized	150,000,000	150,000,000
Ordinary shares, shares issued	67,194,000	66,639,000
Ordinary shares, shares outstanding	66,022,000	66,639,000
Treasury stock, shares	1,172,000	0
Current liabilities
Current liabilities	328,106	227,029
Long-term liabilities
Long-term liabilities	894,119	110,004
Consolidated VIEs without recourse to the primary beneficiaries
Current liabilities
Current liabilities	131,110	96,327
Long-term liabilities
Long-term liabilities	$ 3,522	$ 2,184